UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material pursuant to §240.14a-12

Bob Evans Farms, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Response Matrix: Bob Evans Acquisition by Post Holdings

The purpose of this document is to provide guidance to the Bob Evans digital and consumer relations teams on how to respond to consumer inquiries and/or responses regarding the acquisition of Bob Evans Farms by Post Holdings.

Background Information:

On September 19, it was announced that Bob Evans Farms will be acquired by Post Holdings, a leading consumer packaged goods company headquartered in St. Louis, Missouri. We want to ensure we are doing all we can to communicate this news and our messages to our employees and consumers.

The following matrix details our approved response to any consumer questions or concerns directed to us via the social space or our consumer relations service line. As a reminder, responses are to appear genuine, personal and within the Bob Evans approved tone and voice. Additionally, as per our policy, no posts are to be deleted from the Facebook wall or Twitter feed unless they violate the Bob Evans Social Media Governance Plan. Generally, responses should be limited to actual questions instead of statements. Any legal concerns should follow our escalation process.

For additional questions or clarification, please note the following contacts:

•	Devra Cornell (devra.cornell@bobevansfoods.com) /Thyme Hill (thyme.hill@bobevansfoods.com) – Regarding any aspect of the acquisition

•	Elizabeth Sedlock (esedlock@sedlockpartners.com) – Regarding media inquiries

•	Mark Hood (mark.hood@bobevansfoods.com)/Scott Van Winkle (scott.vanwinkle@icrinc.com) – Regarding investor relations or shareholder inquiries

Question	Bob Evans Response

What was announced today? Were you acquired by Post Holdings?	Today it was announced that Bob Evans Farms is [we are] being acquired by Post Holdings, a leading consumer packaged goods company headquartered in St. Louis, Missouri. This is great news for us and will only strengthen our ability to bring you the delicious, quick-to-table farm-fresh foods you know and love.

Are Bob Evans Farms brand products going away [changing names]?	No. Everything you love about Bob Evans Farms products is staying the same: our name, our great products and our commitment to providing you the quality refrigerated sides, sausage/meats and frozen food you love.

Will I still be able to get [product] at [store]?	The acquisition will not affect your experience with our products. You can still find our products [product] at your local retailer [store].

Will Bob Evans be leaving Columbus [moving to St. Louis]?	No. We anticipate that portions of Post’s Michael Foods business will be combined with our business. The new, combined retail business will still be named Bob Evans Farms, be led by Mike Townsley and headquartered in Columbus, our hometown.

Is leadership changing?	No. Bob Evans will continue to be led by the team that has built our incredible business.

Great job! We are excited! Any variation of positive comments...	Thank you for your support. We are excited about the future and the opportunities that this acquisition brings our company.

Employees Will this affect my job?	There will be no short-term changes to jobs at Bob Evans. You can contact Devra Cornell at devra.cornell@bobevansfoods.com with any questions.

Additional Information and Where to Find It

In connection with the proposed merger, Bob Evans intends to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). BOB EVANS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING ANY DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to stockholders of Bob Evans. Investors and security holders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (when they become available) at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.”

Participants in the Solicitation

Bob Evans, Post and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2016, filed with the SEC on November 18, 2016 and the proxy statement for Post’s 2017 Annual Meeting of Shareholders, filed with the SEC on December 8, 2016. Information regarding Bob Evans’ directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017 and the proxy statement for Bob Evans’ 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of Bob Evans by Post will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of Bob Evans’ stockholders and required regulatory approvals and to satisfy other closing conditions to the merger agreement; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on Bob Evans’ common stock or Post’s common stock because of the failure to complete the proposed transaction; Bob Evans’ or Post’s respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; Bob Evans and Post being unable to promptly and effectively implement integration strategies and obtain expected cost savings and synergies within the expected timeframe; Post’s ability to retain certain key employees at Bob Evans; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in Bob Evans’ and Post’s filings with the Securities and Exchange Commission. Bob Evans and Post caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent Bob Evans’ and Post’s judgment as of the date of this document, and Bob Evans and Post undertake no obligation to update or revise them unless otherwise required by law.